             Exhibit 99.2

Flagstone Reinsurance Holdings, S.A.

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2011

Flagstone Reinsurance Holdings, S.A.
65 Avenue de la Gare, L-1611
Luxembourg
Grand Duchy of Luxembourg

Contact Information:
Brenton Slade
Chief Marketing Officer
+352 273 515 15

Website Information:
www.flagstonere.com

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission ("SEC")
pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

			Page(s)
Basis of Presentation and Recent Developments			1
Cautionary Statement Regarding Forward-Looking Statements			2
Regulation G - Non-GAAP Financial Measures			3
I.	Financial Highlights		4
II.	Income Statements
	a.	Consolidated Statements of (Loss) Income - Quarterly	5
	b.	Segment Reporting	6
	c.	Gross Premiums Written by Line of Business and Geographic Area of Risk	7
III.	Consolidated Balance Sheets		8
IV.	Investment Portfolio Composition		9
V.	Loss Reserve - Paid to Incurred Analysis		10
VI.	Share Analysis
	a.	Capitalization	11
	b.	Earnings Per Common Share Information - As Reported	12
	c.	Basic and Diluted Book Value Per Common Share Analysis	13
VII.	Non-GAAP Financial Measure Reconciliation		14

FLAGSTONE REINSURANCE HOLDINGS, S.A.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for share amounts, per share amounts and percentages.

•
The debt to capitalization ratio is an indication of the Company’s leverage.  It is calculated by dividing the Company’s long term debt by the total capital.  Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

•	N/A - means not applicable.

•
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable U.S. GAAP financial measures in accordance with Regulation G is included in this financial supplement.

RECENT DEVELOPMENTS

On October 24, 2011, the Company announced its plans to undertake a number of strategic initiatives designed to realign the Company’s strategy and core capabilities. Over the past 18 months, the Company has undertaken a thorough analysis of its underwriting strategy and has determined to increase its focus on businesses that produce the highest returns on equity, while reducing its focus on businesses that absorb capital but produce less attractive returns. Accordingly, the Company now intends to concentrate primarily on its property and property catastrophe business, as well as its highest margin short-tail specialty lines of reinsurance business. In addition, the Company will adjust its geographic diversification in order to decrease the threat of frequency risk. The Company believes that these initiatives will significantly lower its underwriting leverage. As a result of this realignment, the Company has commenced a formal process to divest its ownership positions in its Lloyd's and Island Heritage operations.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

Cautionary Statement Regarding Forward-Looking Statements

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements” within the meaning of the U.S. Federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: the failure to reach an agreement and consummate the divestitures described above on acceptable terms or at all, and the timing of any divestiture; the amount of costs, fees, expenses and charges related to the divestitures and realignment initiatives described above; the possibility that the benefits anticipated from the divestitures and realignment initiatives described above will not be fully realized, or the timing thereof; the failure to successfully implement the Company’s business strategy despite the completion of the divestitures and realignment initiatives described above; the size and timing of any charges associated with the initiatives described above; market conditions affecting our common share price; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved; opportunities to increase writings in our core property and specialty reinsurance and insurance lines of business and in specific areas of the casualty reinsurance market; the sensitivity of our business to financial strength ratings established by independent rating agencies; the impact of the agencies’ ongoing review of our financial strength ratings and the consequences to our business of this review and sustained negative outlook or any downgrade; our ability to raise capital on favorable terms or at all; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts in which the deposit premium is not specified; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, and our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; our exposure to many different counterparties in the financial service industry, and the related credit risk of counterparty default; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; our need for financial flexibility to maintain our current level of business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply dynamics in our markets relating to growing capital levels in the insurance and reinsurance industries; declining demand due to increased retentions by cedents and other factors; our ability to continue to implement our expense reduction initiatives; the impact of terrorist activities on the economy; and rating agency policies and practices, particularly related to the duration a company may remain on negative outlook without further ratings action.

On March 20, 2011, Moody’s Investors Service placed the financial strength rating of the Company and its principal subsidiary, Flagstone Suisse, under review. On July 29, 2011, Moody’s Investor Services indicated that they have decided to extend their review for possible downgrade in order to continue to evaluate the steps taken  by the Company to reduce risk and the extent of further planned changes. On March 31, 2011, Fitch Ratings re-affirmed the A- insurer financial strength of Flagstone Suisse and revised its outlook to negative. On April 12, 2011, A.M. Best Co. re-affirmed the A- financial strength rating of Flagstone Suisse and revised its outlook to negative. On October 24, 2011, A.M. Best Co. commented that the Company’s financial strength rating of A- (Excellent) is unchanged following the restructuring announcement and also noted that the outlook for the Company’s financial strength rating remains negative. Currently, the majority of Flagstone Suisse reinsurance contracts permit cancellation if our financial strength rating is downgraded below A- by A.M. Best Co.  Resolution of the negative outlook is dependent on our ability to generate a reasonable and sustainable level of profitability, reduce our dependence on retrocessional support, bring our risk appetite in line with our available capital, continuation of our expense reduction initiatives and, most importantly, improving our overall financial flexibility.  We are working to successfully address each of these items.  A downgrade or sustained negative outlook by any rating organization could result in a significant reduction in the number of reinsurance contracts we write and in a substantial loss of business as our customers, and brokers that place such business, move to other competitors with higher financial strength ratings, as well as resulting in negative consequences for our results of operations, cash flows, competitive position and business prospects.  Although we regularly provide financial and other information to rating agencies to both maintain and enhance existing financial strength ratings, we cannot assure that our financial strength ratings will not remain on negative outlook or be downgraded in the future by any of these agencies.

We seek to maintain a prudent amount of capital for our business and maintain our overall financial flexibility. When assessing our financial position and potential capital needs, we consider, among other things, the low investment returns environment, our recent and potential net exposure to losses associated with catastrophic events, the amount of and changes in our reserves, underwriting opportunities and market conditions. We may decide to raise additional capital in the future to continue and/or invest in our existing businesses or write new business, although any such decision will be dependent on then-existing market and other conditions.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. Federal securities laws.  Readers are cautioned not to place undue reliance on these forward-looking statements, which are subject to significant uncertainties and speak only as of the date on which they are made.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.   However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

BASIC BOOK VALUE PER COMMON SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER COMMON SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share for all periods presented.

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY

Annualized net operating return on average Flagstone shareholders’ equity is defined as net operating income (net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items) divided by average Flagstone shareholders’ equity (the sum of opening and closing Flagstone shareholders’ equity divided by two). The result is then annualized (a statistical technique whereby figures covering a period of less than one year are extended to cover a 12 month period).

DILUTED NET OPERATING INCOME PER COMMON SHARE

Diluted net operating income per common share is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

FINANCIAL HIGHLIGHTS (Unaudited)

HIGHLIGHTS	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010

Gross premiums written	$169,893	$185,649	$938,537	$955,462
Net premiums written	$122,188	$159,376	$668,485	$776,999
Net premiums earned	$179,236	$198,694	$601,002	$647,588
Net investment income	$6,814	$7,488	$29,321	$22,992
Net (loss) income attributable to Flagstone	$(59,545)	$37,261	$(240,975)	$82,034
Net operating (loss) income (1)	$(55,869)	$6,491	$(216,752)	$38,620
Comprehensive (loss) income attributable to Flagstone	$(68,160)	$42,696	$(245,998)	$82,691
Cash flow (used in) provided by operating activities	$(3,097)	$121,219	$(98,338)	$232,689
Loss and loss adjustment expense reserves	$1,081,400	$683,278	$1,081,400	$683,278
Flagstone shareholders’ equity	$876,998	$1,224,053	$876,998	$1,224,053

PER COMMON SHARE AND COMMON SHARE DATA
Net (loss) income attributable to Flagstone per common share - Basic	$(0.85)	$0.48	$(3.44)	$1.03
Net (loss) income attributable to Flagstone per common share - Diluted	$(0.85)	$0.48	$(3.44)	$1.02
Diluted net operating (loss) income per common share (1)	$(0.79)	$0.08	$(3.09)	$0.48
Weighted average common shares outstanding - Basic	70,380,852	77,631,156	70,041,621	79,871,964
Weighted average common shares outstanding - Diluted	70,380,852	77,772,847	70,041,621	80,071,159
Basic book value per common share	$12.46	$15.93	$12.46	$15.93
Diluted book value per common share	$12.11	$15.10	$12.11	$15.10
Diluted book value per common share plus accumulated distributions (2)	$12.79	$15.62	$12.79	$15.62
Distributions declared per common share (2)	$0.04	$0.04	$0.12	$0.12

FINANCIAL RATIOS
Change in diluted book value per share (3)	(7.1)%	4.4%	(21.1)%	8.8%

Loss ratio	94.6%	59.9%	105.6%	61.5%
Acquisition cost ratio	26.2%	15.4%	22.9%	18.4%
General and administrative expense ratio	15.7%	24.8%	13.7%	20.6%
Combined ratio	136.5%	100.1%	142.2%	100.5%

INVESTMENT DATA
Total assets	$2,940,220	$2,897,473	$2,940,220	$2,897,473
Total cash and investments (4)	$1,802,433	$2,075,144	$1,802,433	$2,075,144

 (1)Net operating income is defined as net income attributable to Flagstone adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) - other, net foreign exchange losses (gains) and non-recurring items.

 (2)Distributions declared per common share are in the form of a non-dividend return of capital.  Prior to the Company's redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

(3)Change in diluted book value per common share represents the increase (decrease) in diluted book value per common share in the period plus distributions declared.
 (4)Cash and investments represents the total cash and cash equivalents, restricted cash, fixed maturity investments, short term investments, equities, other investments, accrued interest receivable and net payable for investments purchased.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

CONSOLIDATED STATEMENTS OF (LOSS) INCOME - QUARTERLY (Unaudited)

	Three months ended					Nine months ended		Year ended
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	September 30, 2011	September 30, 2010	December 31, 2010
REVENUES
Gross premiums written	$169,893	$346,493	$422,151	$142,388	$185,649	$938,537	$955,462	$1,097,850
Premiums ceded	(47,705)	(82,356)	(139,991)	(35,533)	(26,273)	(270,052)	(178,463)	(213,996)
Net premiums written	122,188	264,137	282,160	106,855	159,376	668,485	776,999	883,854
Change in net unearned premiums	57,048	(92,860)	(31,671)	97,641	39,318	(67,483)	(129,411)	(31,770)
Net premiums earned	179,236	171,277	250,489	204,496	198,694	601,002	647,588	852,084
Net investment income	6,814	13,075	9,432	8,490	7,488	29,321	22,992	31,482
Net realized and unrealized (losses) gains - investments	(19,292)	(7,761)	10,904	6,464	40,165	(16,149)	37,305	43,769
Net realized and unrealized (losses) gains - other	(18,305)	13,986	(690)	3,072	7,677	(5,009)	11,369	14,441
Other income	5,214	2,520	4,611	6,188	1,785	12,345	19,357	25,545
Total revenues	153,667	193,097	274,746	228,710	255,809	621,510	738,611	967,321

EXPENSES
Loss and loss adjustment expenses	169,511	115,195	349,749	131,805	119,089	634,455	398,331	530,136
Acquisition costs	47,012	39,057	51,756	45,784	30,615	137,825	119,036	164,820
General and administrative expenses	26,072	28,753	28,098	33,807	46,001	82,923	120,541	154,348
Stock based compensation expense	1,999	432	(3,005)	4,651	3,337	(574)	12,694	17,435
Interest expense	3,236	2,994	2,946	2,603	2,690	9,176	7,749	10,352
Net foreign exchanges (gains) losses	(33,921)	27,041	9,945	(541)	17,072	3,065	5,260	4,719
Total expenses	213,909	213,472	439,489	218,109	218,804	866,870	663,611	881,720

(Loss) income before income taxes and interest in earnings of equity investments	(60,242)	(20,375)	(164,743)	10,601	37,005	(245,360)	75,000	85,601
Recovery (provision) for income tax	1,053	1,533	4,632	8,309	(966)	7,218	(4,256)	4,053
Interest in earnings of equity investments	(250)	(171)	(285)	(334)	(364)	(706)	(906)	(1,240)
Net (loss) income	(59,439)	(19,013)	(160,396)	18,576	35,675	(238,848)	69,838	88,414
Less: (Income) loss attributable to noncontrolling interest	(106)	(1,197)	(824)	(3,526)	1,586	(2,127)	12,196	8,670
NET (LOSS) INCOME ATTRIBUTABLE TO FLAGSTONE	$(59,545)	$(20,210)	$(161,220)	$15,050	$37,261	$(240,975)	$82,034	$97,084

Net (loss) income	$(59,439)	$(19,013)	$(160,396)	$18,576	$35,675	$(238,848)	$69,838	$88,414
Change in currency translation adjustment	(8,677)	873	2,877	136	5,352	(4,927)	471	607
Change in defined benefit pension plan obligation	62	(158)	-	5	83	(96)	186	191
Comprehensive (loss) income	(68,054)	(18,298)	(157,519)	18,717	41,110	(243,871)	70,495	89,212
Less: Comprehensive (loss) income attributable to noncontrolling interest	(106)	(1,197)	(824)	(3,526)	1,586	(2,127)	12,196	8,670
COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO FLAGSTONE	$(68,160)	$(19,495)	$(158,343)	$15,191	$42,696	$(245,998)	$82,691	$97,882

KEY RATIOS
Loss ratio	94.6%	67.3%	139.6%	64.5%	59.9%	105.6%	61.5%	62.2%
Acquisition cost ratio	26.2%	22.8%	20.7%	22.4%	15.4%	22.9%	18.4%	19.3%
General and administrative expense ratio (1)	15.7%	17.0%	10.0%	18.8%	24.8%	13.7%	20.6%	20.1%
Combined ratio	136.5%	107.1%	170.3%	105.7%	100.1%	142.2%	100.5%	101.6%

PER COMMON SHARE DATA
Weighted average common shares outstanding - Basic	70,380,852	70,380,852	69,351,852	75,050,491	77,631,156	70,041,621	79,871,964	78,656,688
Weighted average common shares outstanding - Diluted (2)	70,380,852	70,380,852	69,351,852	75,249,804	77,772,847	70,041,621	80,071,159	78,880,590

Net (loss) income attributable to Flagstone per common share - Basic	$(0.85)	$(0.29)	$(2.32)	$0.20	$0.48	$(3.44)	$1.03	$1.23
Net (loss) income attributable to Flagstone per common share - Diluted	$(0.85)	$(0.29)	$(2.32)	$0.20	$0.48	$(3.44)	$1.02	$1.23

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

SEGMENT REPORTING (Unaudited)

	Three months ended September 30, 2011					Three months ended September 30, 2010
	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total

Gross premiums written	$107,044	$41,415	$36,317	$(14,883)	$169,893	$129,701	$35,567	$29,479	$(9,098)	$185,649
Premiums ceded	(30,401)	(7,763)	(24,424)	14,883	(47,705)	(13,565)	(4,812)	(16,994)	9,098	(26,273)
Net premiums written	76,643	33,652	11,893	-	122,188	116,136	30,755	12,485	-	159,376
Net premiums earned	$140,304	$35,953	$2,979	$-	$179,236	$161,671	$36,921	$102	$-	$198,694
Other related income	554	649	7,027	(3,416)	4,814	295	845	5,677	(4,408)	2,409
Loss and loss adjustment expenses	(137,161)	(31,358)	(992)	-	(169,511)	(95,780)	(23,466)	157	-	(119,089)
Acquisition costs	(35,226)	(9,517)	(5,685)	3,416	(47,012)	(21,949)	(8,961)	(4,113)	4,408	(30,615)
General and administrative expenses (2)	(20,369)	(4,935)	(2,767)	-	(28,071)	(40,094)	(6,333)	(2,911)	-	(49,338)
Underwriting (loss) income	$(51,898)	$(9,208)	$562	$-	$(60,544)	$4,143	$(994)	$(1,088)	$-	$2,061
Loss ratio (3)	97.8%	87.2%	9.9%		94.6%	59.2%	63.6%	(2.7)%		59.9%
Acquisition cost ratio (3)	25.1%	26.5%	56.8%		26.2%	13.6%	24.3%	71.2%		15.4%
General and administrative expense ratio (3)	14.5%	13.7%	27.7%		15.7%	24.8%	17.2%	50.4%		24.8%
Combined ratio (3)	137.4%	127.4%	94.4%		136.5%	97.6%	105.1%	118.9%		100.1%
Total assets	$2,443,024	$355,392	$141,804		$2,940,220	$2,536,580	$259,362	$101,531		$2,897,473

	Nine months ended September 30, 2011					Nine months ended September 30, 2010
	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total	Reinsurance	Lloyd's	Island Heritage	Inter segment Eliminations (1)	Total

Gross premiums written	$748,010	$141,818	$87,754	$(39,045)	$938,537	$768,095	$148,529	$70,557	$(31,719)	$955,462
Premiums ceded	(193,572)	(30,815)	(84,710)	39,045	(270,052)	(120,395)	(23,901)	(65,886)	31,719	(178,463)
Net premiums written	554,438	111,003	3,044	-	668,485	647,700	124,628	4,671	-	776,999
Net premiums earned	$481,988	$109,711	$9,303	$-	$601,002	$532,296	$110,219	$5,073	$-	$647,588
Other related income	1,920	2,293	19,097	(12,107)	11,203	3,260	10,976	16,822	(11,983)	19,075
Loss and loss adjustment expenses	(537,439)	(95,269)	(1,747)	-	(634,455)	(305,773)	(92,073)	(485)	-	(398,331)
Acquisition costs	(107,174)	(27,289)	(15,469)	12,107	(137,825)	(92,176)	(26,349)	(12,494)	11,983	(119,036)
General and administrative expenses (2)	(58,982)	(16,017)	(7,350)	-	(82,349)	(108,199)	(17,890)	(7,146)	-	(133,235)
Underwriting (loss) income	$(219,687)	$(26,571)	$3,834	$-	$(242,424)	$29,408	$(15,117)	$1,770	$-	$16,061
Loss ratio (3)	111.5%	86.8%	6.2%		105.6%	57.4%	83.5%	2.2%		61.5%
Acquisition cost ratio (3)	22.2%	24.9%	54.5%		22.9%	17.3%	23.9%	57.1%		18.4%
General and administrative expense ratio (3)	12.2%	14.6%	25.9%		13.7%	20.3%	16.2%	32.6%		20.6%
Combined ratio (3)	145.9%	126.3%	86.6%		142.2%	95.0%	123.6%	91.9%		100.5%
Total assets	$2,443,024	$355,392	$141,804		$2,940,220	$2,536,580	$259,362	$101,531		$2,897,473

(1) Inter segment eliminations relate to Flagstone Suisse quota share arrangements with Island Heritage and Lloyd's.
(2) General and administrative expenses includes stock based compensation expense.
(3) For Island Heritage segment all ratios calculated using expenses divided by net premiums earned plus other related income.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended September 30,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Line of Business
Reinsurance and Lloyd's (1)
Property catastrophe	$45,153	26.6%	$54,075	29.1%
Property	36,431	21.4%	52,011	28.0%
Short-tail specialty and casualty	51,992	30.6%	50,084	27.0%
Island Heritage
Insurance	36,317	21.4%	29,479	15.9%
Total	$169,893	100.0%	$185,649	100.0%

	Nine months ended September 30,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Line of Business
Reinsurance and Lloyd's (1)
Property catastrophe	$417,306	44.5%	$454,071	47.5%
Property	200,174	21.3%	210,580	22.0%
Short-tail specialty and casualty	233,303	24.8%	220,254	23.1%
Island Heritage
Insurance	87,754	9.4%	70,557	7.4%
Total	$938,537	100.0%	$955,462	100.0%

	Three months ended September 30,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Geographic area of risk insured (2)
Caribbean (3)	$39,174	23.1%	$33,444	18.0%
Europe	19,241	11.3%	14,083	7.6%
Japan and Australasia	19,108	11.2%	11,799	6.4%
North America	31,128	18.3%	68,181	36.7%
Worldwide risks (4)	37,368	22.0%	33,114	17.8%
Other	23,874	14.1%	25,028	13.5%
Total	$169,893	100.0%	$185,649	100.0%

	Nine months ended September 30,
	2011		2010
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Geographic area of risk insured (2)
Caribbean (3)	$98,087	10.4%	$83,218	8.7%
Europe	119,824	12.8%	112,778	11.8%
Japan and Australasia	92,733	9.9%	57,301	6.0%
North America	345,688	36.8%	421,701	44.2%
Worldwide risks (4)	212,224	22.6%	212,434	22.2%
Other	69,981	7.5%	68,030	7.1%
Total	$938,537	100.0%	$955,462	100.0%

(1)	Gross premiums written relating to the Lloyd’s segment are primarily included in short-tail specialty and casualty and property.
(2)	Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(3)	Includes gross premiums written relating to the Island Heritage segment.
(4)	Includes contracts that cover risks in two or more geographic zones.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
ASSETS
Investments:
Fixed maturity investments, at fair value	$1,301,431	$1,363,471	$1,358,230	$1,473,863	$1,563,469
Short term investments, at fair value	12,368	15,712	18,046	14,251	19,469
Other investments	127,815	127,411	121,721	120,047	108,855
Total investments	1,441,614	1,506,594	1,497,997	1,608,160	1,691,793

Cash and cash equivalents	308,906	275,984	397,090	345,705	308,962
Restricted cash	59,682	54,736	55,871	43,413	51,266
Premium balances receivable	421,841	534,228	438,426	318,455	403,861
Unearned premiums ceded	97,875	136,295	147,827	68,827	90,084
Reinsurance recoverable	245,595	180,832	90,017	28,183	27,834
Accrued interest receivable	12,974	13,626	14,139	15,599	14,007
Receivable for investments sold	4,353	203,257	75,574	1,795	26,321
Deferred acquisition costs	72,756	88,342	73,905	65,917	74,779
Funds withheld	28,570	30,721	25,256	25,934	25,806
Goodwill	16,381	16,476	16,474	16,381	16,405
Intangible assets	31,025	32,089	32,256	31,549	31,963
Asset held for sale	-	-	2,300	2,300	11,000
Other assets	198,648	170,416	158,530	146,984	123,392
Total assets	$2,940,220	$3,243,596	$3,025,662	$2,719,202	$2,897,473

LIABILITIES
Loss and loss adjustment expense reserves	$1,081,400	$1,068,204	$1,047,674	$721,314	$683,278
Unearned premiums	474,186	577,737	492,748	378,804	497,011
Insurance and reinsurance balances payable	126,330	126,579	140,845	82,134	78,430
Payable for investments purchased	25,096	176,750	18,919	3,106	17,205
Long term debt	251,167	252,602	252,174	251,122	251,472
Other liabilities	88,153	77,425	88,311	86,127	87,688
Total liabilities	2,046,332	2,279,297	2,040,671	1,522,607	1,615,084

EQUITY
Common voting shares	845	845	845	845	850
Common shares held in treasury, at cost	(161,701)	(161,701)	(162,146)	(178,718)	(92,177)
Additional paid-in capital	875,481	877,227	880,066	904,235	922,200
Accumulated other comprehensive loss	(11,201)	(2,586)	(3,301)	(6,178)	(6,319)
Retained earnings	173,574	233,119	253,329	414,549	399,499
Total Flagstone shareholders' equity	876,998	946,904	968,793	1,134,733	1,224,053
Noncontrolling interest in subsidiaries (1)	16,890	17,395	16,198	61,862	58,336
Total equity	893,888	964,299	984,991	1,196,595	1,282,389
Total liabilities and equity	$2,940,220	$3,243,596	$3,025,662	$2,719,202	$2,897,473

Basic book value per common share	$12.46	$13.45	$13.77	$16.48	$15.93
Diluted book value per common share	$12.11	$13.08	$13.34	$15.51	$15.10
Debt to total capitalization (2)	22.3%	21.1%	20.7%	18.1%	17.0%

(1) Noncontrolling interest in subsidiaries includes Island Heritage, Mont Fort ($nil as of March 25, 2011).
(2) Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders' equity.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	September 30, 2011		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010
U.S. government and agency securities	$240,595	16.7%	$247,239	16.4%	$214,748	14.3%	$271,836	16.9%	$272,798	16.1%
U.S. states and political subdivisions	-	0.0%	-	0.0%	26	0.0%	92	0.0%	1,605	0.1%
Other foreign governments	251,382	17.4%	265,582	17.6%	322,494	21.5%	285,925	17.8%	288,502	17.1%
Corporates	518,688	36.0%	532,087	35.4%	527,896	35.3%	602,544	37.5%	614,299	36.3%
Mortgage-backed securities	215,942	15.0%	238,439	15.8%	196,969	13.2%	222,857	13.9%	238,701	14.1%
Asset-backed securities	74,824	5.2%	80,124	5.3%	96,097	6.4%	90,608	5.6%	147,564	8.7%
Total fixed maturities	1,301,431	90.3%	1,363,471	90.5%	1,358,230	90.7%	1,473,862	91.7%	1,563,469	92.4%
Short term investments	12,368	0.8%	15,712	1.0%	18,046	1.2%	14,251	0.9%	19,469	1.2%
Total	1,313,799	91.1%	1,379,183	91.5%	1,376,276	91.9%	1,488,113	92.6%	1,582,938	93.6%
Other investments	127,815	8.9%	127,411	8.5%	121,721	8.1%	120,047	7.4%	108,855	6.4%
Total	$1,441,614	100.0%	$1,506,594	100.0%	$1,497,997	100.0%	$1,608,160	100.0%	$1,691,793	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$800,610	60.9%	$850,203	61.6%	$832,871	60.5%	$903,230	60.7%	$991,396	62.6%
AA	164,043	12.5%	164,308	12.0%	197,275	14.3%	193,302	13%	208,192	13.2%
A	222,778	17.0%	242,844	17.6%	223,549	16.3%	262,086	17.6%	270,537	17.1%
BBB	126,368	9.6%	121,828	8.8%	122,581	8.9%	129,495	8.7%	112,813	7.1%
Total	$1,313,799	100.0%	$1,379,183	100.0%	$1,376,276	100.0%	$1,488,113	100.0%	$1,582,938	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$45,879	3.5%	$69,297	5.1%	$50,149	3.6%	$39,909	2.7%	$46,198	2.9%
From one to five years	822,460	62.6%	844,519	61.2%	697,135	50.7%	836,825	56.2%	865,384	54.7%
From five to ten years	114,047	8.7%	107,790	7.8%	180,556	13.1%	202,136	13.6%	185,685	11.7%
Above ten years	40,647	3.1%	39,014	2.8%	155,370	11.3%	95,778	6.4%	99,406	6.3%
Asset-backed and mortgage-backed securities	290,766	22.1%	318,563	23.1%	293,066	21.3%	313,465	21.1%	386,265	24.4%
Total	$1,313,799	100.0%	$1,379,183	100.0%	$1,376,276	100.0%	$1,488,113	100.0%	$1,582,938	100.0%

Average credit quality	AA+		AA+		AA+		AA+		AA+

OTHER INVESTMENTS
Investment funds	$60,846		$60,138		$46,331		$39,993		$28,471
Catastrophe bonds	64,485		64,436		72,327		76,691		76,798
Equity securities	110		213		268		283		172
Other investments	2,374		2,624		2,795		3,080		3,414
Total	$127,815		$127,411		$121,721		$120,047		$108,855

FLAGSTONE REINSURANCE HOLDINGS, S.A.

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended September 30, 2011			Three months ended June 30, 2011			Three months ended March 31, 2011
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$1,068,204	$(180,832)	$887,372	$1,047,674	$(90,017)	$957,657	$721,314	$(28,183)	$693,131

Incurred	241,721	(72,210)	169,511	209,089	(93,894)	115,195	413,219	(63,470)	349,749

Other (1)	(46,816)	(1,760)	(48,576)	29,224	(4,714)	24,510	5,573	(2,052)	3,521

Paid	(181,709)	9,207	(172,502)	(217,783)	7,793	(209,990)	(92,432)	3,688	(88,744)

End of period	$1,081,400	$(245,595)	$835,805	$1,068,204	$(180,832)	$887,372	$1,047,674	$(90,017)	$957,657

Paid to incurred percentage	75.2%	12.8%	101.8%	104.2%	8.3%	182.3%	22.4%	5.8%	25.4%

	Three months ended December 31, 2010			Three months ended September 30, 2010
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$683,278	$(27,834)	$655,444	$602,451	$(22,589)	$579,862

Incurred	135,129	(3,325)	131,804	124,636	(5,547)	119,089

Other (1)	6,345	393	6,738	22,586	(3,068)	19,518

Paid	(103,438)	2,583	(100,855)	(66,395)	3,370	(63,025)

End of period	$721,314	$(28,183)	$693,131	$683,278	$(27,834)	$655,444

Paid to incurred percentage	76.5%	77.7%	76.5%	53.3%	60.8%	52.9%

(1) This amount represents the movement in reserves as a result of foreign exchange movements.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

CAPITALIZATION (Unaudited)

	As at
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010

Long term debt	$251,167	$252,602	$252,174	$251,122	$251,472
Flagstone shareholders’ equity	876,998	946,904	968,793	1,134,733	1,224,053
Total capitalization	$1,128,165	$1,199,506	$1,220,967	$1,385,855	$1,475,525

Leverage ratio:
Debt to total capitalization	22.3%	21.1%	20.7%	18.1%	17.0%

		September 30, 2011		September 30, 2010
		Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)		$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)		$100,000	$88,750	$100,000	$88,750
Deferrable Interest Debentures (c)		$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)		€13,000	€13,000	€13,000	€13,000
Letter of credit facility (e)		$550,000	$427,200	$450,000	$365,089
Letter of credit facility (f)		$200,000	$30,277	$200,000	$32,306

Notes:
(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly.  The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.

(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly.  The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.

(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036, and may be called at par by the Issuer at any time after September 15, 2011.

(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e) On December 21, 2010, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF – FIS entered into a secured $550.0 million standby letter of credit facility with Citibank Europe Plc.  The drawn amount of the facility at September 30, 2011, was secured by $506.6 million of fixed maturity securities from the Company's investment portfolio. This replaces a $450 million facility with Citibank previously in place with Flagstone Suisse.

(f) On August 31, 2011, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF - FIS entered into a $200.0 million secured committed letter of credit facility with Barclays Bank Plc.  The drawn amount of the facility at September 30, 2011, was secured by $36.2 million of fixed maturity securities from the Company's investment portfolio.  This replaces a $200 million facility with Barclays Bank Plc which commenced on March 5, 2009.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010

Net (loss) income attributable to Flagstone	$(59,545)	$37,261	$(240,975)	$82,034

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding - Basic (1)	70,380,852	77,631,156	70,041,621	79,871,964

Dilutive share equivalents:
Weighted average unvested restricted share units (2)	-	141,691	-	199,195
Weighted average common shares outstanding - Diluted	70,380,852	77,772,847	70,041,621	80,071,159

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(0.85)	$0.48	$(3.44)	$1.03
Diluted	$(0.85)	$0.48	$(3.44)	$1.02

(1) Includes weighted average vested restricted share units.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010
DILUTIVE COMMON SHARES AS IF OUTSTANDING
Flagstone shareholders’ equity	$876,998	$946,904	$968,793	$1,134,733	$1,224,053
Cumulative distributions paid per outstanding common share (1)	0.68	0.64	0.60	0.56	0.52
Common shares outstanding	70,058,168	70,058,168	70,054,875	68,585,588	76,588,153
add in:
vested restricted share units	322,684	322,684	325,977	262,013	262,013
Total common shares and common share equivalents outstanding	70,380,852	70,380,852	70,380,852	68,847,601	76,850,166

Basic book value per common share	$12.46	$13.45	$13.77	$16.48	$15.93

Basic book value per common share plus accumulated distributions (1) (2)	$13.14	$14.09	$14.37	$17.04	$16.45

Diluted book value on an "as if converted basis"
Flagstone shareholders' equity	$876,998	$946,904	$968,793	$1,134,733	$1,224,053
add in:
proceeds on exercise of warrant (3)	-	-	-	-	-
Adjusted Flagstone shareholders' equity	$876,998	$946,904	$968,793	$1,134,733	$1,224,053

Cumulative distributions paid per outstanding common share (1)	$0.68	$0.64	$0.60	$0.56	$0.52

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	70,380,852	70,380,852	70,380,852	68,847,601	76,850,166
add in:
vesting of performance share units	1,762,442	1,762,442	1,965,091	3,998,558	3,945,058
vesting of restricted share units	275,320	270,150	288,950	315,200	293,925
Diluted common shares outstanding	72,418,614	72,413,444	72,634,893	73,161,359	81,089,149

Diluted book value per common share	$12.11	$13.08	$13.34	$15.51	$15.10

Diluted book value per common share plus accumulated distributions (1) (2)	$12.79	$13.72	$13.94	$16.07	$15.62

Change in diluted book value per common share: Quarter	(7.4)%	(2.0)%	(14.0)%	2.7%	4.3%
Change in diluted book value per common share adjusted for distributions: Quarter (1) (4)	(7.1)%	(1.7)%	(13.7)%	3.0%	4.4%
Change in diluted book value per common share adjusted for distributions: Rolling 12 months (1) (4)	(21.1)%	(15.2)%	(13.7)%	12.1%	15.3%
Annualized change in diluted book value per common share adjusted for distributions since inception	4.6%	6.2%	6.8%	10.3%	10.2%

(1) Distributions paid per common share are in the form of a non-dividend return of capital.  Prior to the Company's redomestication to Luxembourg on May 17, 2010, such distributions were in the form of dividends.

(2) Basic and diluted book value per common share plus accumulated distributions is calculated by dividing the sum of Flagstone shareholders' equity and cumulative distributions declared by diluted common shares outstanding.

(3) Diluted book value per common share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(4) Change in diluted book value per common share adjusted for distributions is the internal rate of return of the increase in diluted book value per common share in the period plus distributions declared.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

NON-GAAP FINANCIAL MEASURE RECONCILIATION
NET OPERATING INCOME (Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2011	2010	2011	2010

Net (loss) income attributable to Flagstone	$(59,545)	$37,261	$(240,975)	$82,034

ADJUSTMENTS FOR:
Net realized and unrealized losses (gains) - investments	19,292	(40,165)	16,149	(37,305)
Net realized and unrealized losses (gains) - other	18,305	(7,677)	5,009	(11,369)
Net foreign exchange (gains) losses	(33,921)	17,072	3,065	5,260

NET OPERATING (LOSS) INCOME	$(55,869)	$6,491	$(216,752)	$38,620

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$911,951	$1,210,178	$1,005,866	$1,217,535

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	(24.5)%	2.1%	(28.7)%	4.2%